J.P. MORGAN INCOME FUNDS

JPMorgan Strategic Income Opportunities Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated October 30, 2015

to the Summary Prospectuses and Prospectuses dated July 1, 2015, as supplemented

Changes and Additions to Portfolio Management Team. Effective October 31, 2015 (the “Effective Date”), Timothy Neumann will no longer serve as a portfolio manager for the JPMorgan Strategic Income Opportunities Fund (the “Fund”). William Eigen will continue as lead portfolio manager for the Fund and Jarred Sherman and Charles McCarthy will continue as members of the portfolio management team. On the Effective Date, Richard Meth and Jeffrey Wheeler also will be added to the portfolio management team. The changes in the portfolio management team will not change the Fund’s investment strategies or the way it is managed.

On the Effective Date, all references to Timothy Neumann are hereby deleted from the Prospectuses and the following portfolio manager information is added for the Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Prospectuses:

MANAGEMENT

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Meth	2015	Managing Director
Jeffrey Wheeler	2015	Executive Director

In addition, on the Effective Date, the following replaces the paragraphs entitled “Strategic Income Opportunities Fund” in the section titled “The Funds’ Management and Administration — The Portfolio Managers”:

Strategic Income Opportunities Fund

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been primarily responsible for the day-to-day management of the Fund since its inception. In his role as lead portfolio manager for the Fund, he is responsible for establishing and monitoring the strategy allocation for the Fund within and among sectors and utilizing the research and insight of dedicated sector specialists in making day-to-day decisions regarding securities to be bought or sold by the Fund. Mr. Eigen has been an employee of JPMIM since April 2008 and is currently the head of the Absolute Return and Opportunistic Team.

SUP-SIOPP-1015

Jarred A. Sherman, Executive Director and CFA charterholder, Richard Meth, Managing Director, Jeffrey Wheeler, Executive Director and CFA charterholder, and Charles McCarthy, Managing Director, and CFA charterholder, are co-managers of the Fund. Mr. Sherman has been a portfolio manager for the Fund since 2009. An employee of JPMIM since 1999, Mr. Sherman is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team. In his role as co-manager, Mr. Sherman works closely with the lead portfolio manager to oversee the day-to-day operations of the Fund. Mr. Meth has been a portfolio manager of the Fund since October 2015 and is responsible for the Fund’s investments in commercial real estate debt securities including commercial loan originations. An employee of JPMIM since 2000, Mr. Meth is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team since February 2012 specializing in structured and securitized commercial real estate. Mr. Wheeler has been a portfolio manager of the Fund since October 2015 and is responsible for the Fund’s investments in securitized products. An employee of JPMIM since 2013, Mr. Wheeler is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team. Prior to joining JPMIM, Mr. Wheeler was a portfolio manager at Smith Breeden Associates, where he served as head of the Securitized Asset Team from 2009 to 2013. Mr. McCarthy has been a portfolio manager of the Fund since July 2015 and an employee of JPMIM since 2014, working with Mr. Eigen on the Absolute Return and Opportunistic Team. In his role as co-manager of the Fund, Mr. McCarthy has focused on credit securities and works closely with Mr. Sherman and Mr. Eigen to oversee the day-to-day operations of the Fund. Prior to joining JPMIM, Mr. McCarthy was in the Credit, Rates & Alternative Strategies Group within BlackRock Fundamental Fixed Income since 2010, most recently serving as a portfolio manager from June 2011 to June 2014 and as the head of investment grade trading prior to that time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE